July 2024 SECOND QUARTER 2024 Nasdaq: LNKB ir.linkbancorp.com

IMPORTANT INFORMATION / DISCLAIMERS LINKBANCORP, Inc. (Nasdaq: LNKB) (“LINKBANCORP” or the “Company”) is the parent company of LINKBANK (the “Bank”). Company and Bank data reflect the November 30, 2023 effective date of Partners Bancorp, Inc. (“Partners”) merger with and into the Company and the merger of Partners Bancorp’s the Bank of Delmarva & Virginia Partners Bank subsidiaries with and into LINKBANK (the “Merger”). Given that the Merger with Partners was completed on November 30, 2023, fourth quarter 2023 results do not represent a full quarter of comparable combined earnings. Reported results prior to the fourth quarter of 2023 reflect legacy LINKBANCORP results only. Financial data for the most recent quarter (“MRQ”) and last twelve months (“LTM”) is for periods ended June 30, 2024. Market-pricing data is as of July 26, 2024 (Source: S&P Capital IQ Pro). Forward looking statements: This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of current or historical fact and involve substantial risks and uncertainties. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions can be used to identify forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: costs or difficulties associated with newly developed or acquired operations; risks related to the integration of the Merger with Partners; the timing and receipt of regulatory approvals to complete the pending sale of three New Jersey branches and associated loans and deposits; changes in general economic trends, including inflation and changes in interest rates; increased competition; changes in consumer demand for financial services; our ability to control costs and expenses; adverse developments in borrower industries and, in particular, declines in real estate values; changes in and compliance with federal and state laws that regulate our business and capital levels; our ability to raise capital as needed; and the effects of any cybersecurity breaches. The Company does not undertake, and specifically disclaims, any obligation to publicly revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Accordingly, you should not place undue reliance on forward-looking statements. Disclosures regarding non-GAAP financial information: To the extent that supplemental Company or Bank financial metrics presented herein are not financial measures under generally accepted accounting principles (“GAAP”), these non-GAAP metrics will be reconciled with comparable GAAP measures in the appendix to this presentation. Management may use non-GAAP measures in the analysis of the performance of the Company or the Bank, and they should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP.

MID-ATLANTIC GROWTH FRANCHISE

LINKBANCORP INC.

LINKBANK is a premier Mid-Atlantic community bank, serving clients throughout central and southeast Pennsylvania, Maryland, Delaware, northern Virginia, and New Jersey.

- **Organized in 2018** with acquisition and recapitalization of distressed Stonebridge Bank
- **High quality** talent, strong culture & **relationship-oriented** business model
- **Core focus** on organic growth and improving profitability through **operating leverage**


NORTHERN REGION
CAPITAL REGION
DELAWARE VALLEY REGION
LANCASTER REGION
NORTHERN VIRGINIA REGION
CENTRAL REGION
DELMARVA REGION
FREDERICKSBURG REGION
Harrisburg
Philadelphia
Baltimore
Washington D.C.
81
476
78
76
95
695
495

M&A HISTORY

	ACQUIROR BANK	TARGET BANKS	TRANSACTION ANNOUNCE DATE	TRANSACTION CLOSE DATE	TARGET TOTAL ASSETS AT ANNOUNCE
1.	LINKBANCORP INC.	Stonebridge Bank	6/26/2018	10/5/2018	$58 M
2.	LINKBANCORP INC.	The Gratz Bank	12/10/2020	9/18/2021	$437 M
3.	LINKBANCORP INC.	Virginia Partners Bank; Maryland Partners Bank (A Division of Virginia Partners Bank); The Bank Of Delmarva	2/22/2023	11/30/2023	$1.6 B

LNKB FINANCIAL HIGHLIGHTS

Total Assets	$2.86 B	Market Capitalization	$276.4 M
Total Loans	$2.19 B	Dividend Yield	4.05%
Total Deposits	$2.36 B	Insider Ownership	33.5%
ROA (MRQ, annualized)	0.84%		
ROE (MRQ, annualized)	8.65%		
ROTCE* (MRQ, annualized)	12.37%		

Company data as of most recent quarter 6/30/24 ("MRQ") end and market data as of July 26, 2024. *Refer to appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measures

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SEASONED EXECUTIVE TEAM

20+ YEAR HISTORY OF WORKING TOGETHER IN THE MID ATLANTIC REGION

LINKBANCORP INC.



ANDREW SAMUEL - *CEO | LINKBANCORP & LINKBANK*

- Long track record of industry success
- Been involved in M&A of more than 10 companies with aggregate deal value surpassing $1.5 billion
- Successfully transitioned private community banks to public companies on NASDAQ
- Demonstrated track record of value creation: Waypoint Financial (PA), Tower Bancorp (PA), Sunshine Bancorp (FL)



DEE BONORA - *Chief Operations and Technology Officer | LINKBANCORP*

- Strong background in bank operations, data management and systems architecture
- Record of value creation through efficiencies, bringing a wealth of technology and software engineering experience
- 29 years of technology experience in highly regulated industries also includes Orrstown Bank and Rite Aid Corp



CARL LUNDBLAD - *President | LINKBANCORP*

- 27 years of banking, legal and other executive experience
- Extensive bank executive experience overseeing M&A, strategy development, regulatory and governance matters
- Strong transaction and value creation history, overseeing sales of Tower Bancorp and Susquehanna Bancshares



KRISTOFER PAUL - *CFO | LINKBANCORP*

- 21 years of banking and financial services industry experience
- Oversaw financial reporting and accounting of various public companies, including Hersha Hospitality Trust and Tower Bancorp
- Involved in transactions totaling over $700M



BRENT SMITH - *President | LINKBANK*

- Consistent leader in growth initiatives with 19 years of banking experience
- Been involved in M&A of more than 5 companies with aggregate deal value surpassing $700 million
- Led on transformational acquisitions, private placements, debt issuances and branch acquisitions



CATE EISEL - *Chief Risk Officer | LINKBANK*

- Over 10 years of risk management experience
- Served in a variety of roles with the FDIC including financial institution examiner, senior bank examination training specialist and supervisory training administrator



TIFFANIE HORTON - *Chief Credit Officer | LINKBANCORP*

- 20 years of bank credit administration and portfolio management experience also includes Susquehanna Bank, Sovereign Bank, and Waypoint Financial
- Experience in development and maintenance of commercial loan portfolios for more than 6 M&A transactions
- Named to Next 2021: Most Powerful Women in Banking by American Banker magazine

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OUR KEY ACCOMPLISHMENTS GROWTH IN TOTAL ASSETS* ($ IN MILLIONS) 2018 2019 2021 2020 2022 GNBF merger 2018 Closed acquisition of Stonebridge Bank - Total assets were $83.7 million JAN 2019 Completed $45.5 million common stock private placement JUNE 2019 Opened Client Solutions Centers in Camp Hill and Lancaster FALL 2020 Raised $5.0 million common stock private placement and issued $20.0 million in subordinated debt SEPT 2021 Completed merger with GNBF 2021 YEAR END Total assets at Dec 31, 2021 were $932.8 million and the Company achieved $788,000 in quarterly net income SEPT 2022 Completed Initial Public Offering, raising net proceeds of $34.7 million APRIL 2022 Completed a $20.0 million sub debt capital raise JAN 2022 Hired Regional Presidents for the York/Lancaster & Delaware Valley Regions DEC 2020 Crossed over $400 million in total assets 2020 YEAR END Announced our strategic merger with GNBF 2023 FEB 2023 Announced transformational merger with PTRS FEB 2023 Raised $10.0 million common stock private placement PTRS merger NOV 2023 Completed merger with PTRS *Measured as of 12/31

Central to the LINKBANCORP culture and brand are the core “L-I-N-K” values, which support the mission of positively impacting lives. In pursuit of the mission, LINKBANCORP: Invests in the development of strong future leaders for the banking industry and our communities Contributes to economically and socially flourishing communities Seeks to demonstrate the continued viability of and integral role of community banking for our economic and social development Our well-defined brand reflects a purpose-driven, entrepreneurial and relational organization that is highly responsive to client needs and attracts best-in-class bank professionals. Our focus on culture and brand supports: Enhanced productivity Lower employee turnover Consistent brand experience High customer loyalty DIFFERENTIATED BRAND & CULTURE The LINKBANCORP corporate culture is a differentiating factor in the Company’s demonstrated growth and ability to gain market share.

MARKET FOCUS: PENNSYLVANIA & NEW JERSEY BRENT SMITH Market Leader & LINKBANK President Joined LINKBANK at its 2018 inception. More than 15 years of Pennsylvania banking experience and nearly two decades in the industry. 11 Pennsylvania and New Jersey client solution centers Regions including its West Chester office in the state’s highest-household-median income county, Chester County. High-growth regions, such as the Delaware Valley suburbs of Philadelphia, complement stable, diverse Central Pennsylvania communities.  Highly experienced middle-market commercial lending and underwriting teams manage a growing portfolio, with particular strength in serving multi-generational businesses and entrepreneurs in a wide range of industries, professional services firms, health care providers, and commercial real estate owners and operators. **Does not include purchase accounting TOTAL LOANS** AT 6/30/24 DEPOSITS* AT 6/30/24 *Does not include brokered deposits or professional services deposits. Includes deposits held for sale. Market includes the following counties: Cumberland, Dauphin, Schuylkill, Chester, Lancaster, Northumberland, York, Burlington, and Camden. Includes loans and deposits related to the pending sale of New Jersey operations.

MARKET FOCUS: MARYLAND & DELAWARE JOHN BREDA Maryland & Delaware Market CEO Joined LINKBANK through merger with Partners, where he served as President & CEO, and subsidiary the Bank of Delmarva. More than 29 years of Maryland and Delaware banking experience and 38 years of industry experience. 11 Maryland and Delaware client solution centers High-growth regions, including the Central Maryland Baltimore-Washington corridor and Annapolis, complement Delmar Peninsula communities. Highly experienced middle-market commercial lending and underwriting teams manage a growing portfolio, with particular strength in tourism, real estate development, hospitality and small family-owned businesses. **Does not include purchase accounting TOTAL LOANS** AT 6/30/24 DEPOSITS* AT 6/30/24 *Does not include brokered deposits or professional services deposits Market includes the following counties: Sussex, Wicomico, Charles, Worcester, and Anne Arundel

MARKET FOCUS: VIRGINIA ADAM NALLS Virginia Market CEO DAVID TALEBIAN Virginia Market President LOANS* 4 Virginia client solution centers High-growth regions, including Fairfax County and the Washington metropolitan area of Northern Virginia, complement growing, diverse Fredericksburg-area communities. Highly experienced middle-market commercial lending and underwriting teams manage a growing portfolio, with particular strength in government contracting, professional services, industry, medical, and technology. DEPOSITS Joined LINKBANK through the merger with Partners subsidiary Virginia Partners Bank. They each have more than 15 years of Virginia banking experience and almost two decades in the industry. **Does not include purchase accounting TOTAL LOANS** AT 6/30/24 DEPOSITS* AT 6/30/24 *Does not include brokered deposits or professional services deposits Market includes the following counties: Fredericksburg (City), Spotsylvania and Fairfax

EXECUTING A BRANCH-LITE STRATEGY

LINKBANCORP INC.

EXECUTING ESTABLISHED STRATEGY TO MAINTAIN A BRANCH-LITE MODEL THAT TAKES FULL ADVANTAGE OF:

- LINKBANCORP's organic growth engine, strategically located regional Client Solutions Centers with no teller lines and 3-4 FTEs, and innovative technology.

AT THE END OF Q2 2024, LINKBANCORP:

- Maintained 26 client solutions centers, following the consolidation of three client solution centers in Pennsylvania and Maryland, as announced in March 2024.

DURING 2024, LINKBANCORP INTENDS TO:

- Complete sale of New Jersey operations, including three branches and associated loans and deposits.
- Implement optimized client solution center operating hours.
- Relocate and convert the Annapolis MD loan production office into a full-service client solutions center by year end, enhancing growth initiatives and capabilities in Central Maryland.

ONGOING, LINKBANCORP INTENDS TO:

- Continuously evaluate its retail operations for opportunities to leverage and optimize efficiencies while maintaining its commitment to providing exceptional service to the customers and communities it serves.
- Target average deposits per client solutions center of at least $100 ion

AVERAGE DEPOSITS PER CLIENT SOLUTIONS CENTER ($000s at Period End)



$91,446
$97,479
$96,677
$75,140
$77,220
$ 88,959
$ 96,351
$100,000+
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q2 Pro Forma*
Target

*Pro forma for the effect of the sale of the three branches in New Jersey and the associated held for sale deposits.

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SECOND QUARTER 2024 HIGHLIGHTS2 Total loans3 increased $63.6 million over the quarter to $2.31 billion at June 30, 2024, led by $28.5 million in commercial & industrial loans over the period Total deposits3 increased $71.3 million to $2.46 billion at June 30, 2024 compared to $2.39 billion at March 31, 2024 Noninterest bearing deposits increased $38.4 million from $653.7 million at March 31, 2024 to $692.1 million at June 30, 2024 Noninterest expense decreased $350 thousand quarter over quarter to $18.9 million in the second quarter of 2024 Net income equaled $5.80 million with adjusted pre-tax pre-provision net income of $8.07 million for the second quarter1 Annualized return on assets and adjusted return on assets1 were 0.84% and 0.91% for the second quarter, respectively BALANCE SHEET INCOME STATEMENT $24.5 million in net interest income Noninterest income of $1.9 million Net income of $5.8 million and adjusted net income1 of $6.3 million for the second quarter EPS of $0.16 per share and adjusted EPS1 of $0.17 per share SECOND QUARTER 2024 $2.86 billion total assets $26.3 million allowance for credit losses - loans Total shareholders’ equity of $271.4 million 3.83% Net Interest Margin 0.84% Return on Assets 8.65% 12.37% ROE ROTCE1 71.75% Efficiency Ratio $7.27 $5.07 BVPS TBVPS1 $0.16 Earnings per Share 1 See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure. 2 Balance Sheet comparison between June 30, 2024 and March 31, 2024 and comparisons between Q2 2024 and Q2 2023. 3 Total loans and total deposits include balances held for sale in connection with the pending sale of three New Jersey branches of $116.2 million and $96.8 million at end of period June 30, 2024. These balances in the first quarter of 2024 were $115.9 million and $105.6 million respectively at end of period March 31, 2024.

*See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure. REVENUE & EARNINGS SECOND QUARTER 2024 Net Interest Income $24.5 million Net Income $5.8 million Noninterest Income $1.9 million Adjusted Net Income* $6.3 million Diluted EPS $0.16 Adjusted EPS* $0.17 GAAP Comparisons Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Income ($000s) 1,347 1,240 (12,997) 5,726 5,804 EPS ($) 0.08 0.08 (0.56) 0.15 0.16

SECOND QUARTER 2024 HIGHLIGHTS* Net interest income impacted by quarter-over-quarter decline of $568 thousand in purchase accounting accretion Cost of funds increased to 2.43% for the second quarter of 2024 compared to 2.33% for the first quarter of 2024, reflecting continued pressure from competition for deposits NET INTEREST MARGIN *Comparisons between Q2 2024 and Q1 2024

Completed consolidation of three Client Solution Centers as of June 30, 2024, with approximately $520 thousand in one-time charges Noninterest expense decreased $350 thousand to $18.9 million in the second quarter of 2024 compared to $19.3 million in the second quarter of 2024. Adjusted noninterest expense was $18.3 million in the second quarter of 2024, a $925 thousand decrease compared to the first quarter of 2024 NONINTEREST EXPENSE *See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure.

SECOND QUARTER 2024 DEPOSIT TRENDS Cost of deposits was 2.26% for the second quarter 29.8% of total deposits* are noninterest bearing deposits. Expected to continue comparing favorably to $2B-$5B asset commercial bank peers PROFESSIONAL SERVICES DEPOSIT TRENDS Made up of primarily Title Insurance Companies and Law Offices Average deposits of $239.7 million for the second quarter of 2024 786 accounts at June 30, 2024 compared to 724 accounts at March 31, 2024 Average weighted cost of 2.00% for the second quarter of 2024 VALUABLE CORE DEPOSIT FRANCHISE *Includes deposits held for sale

SECOND QUARTER 2024 LOAN PORTFOLIO TRENDS Average yield on loans of 6.37%, inclusive of purchase accounting There is no concentration of commitments over 10% Total commercial loan commitments for the second quarter of $117.9 million with funded balances of $81.8 million.  Average commercial loan commitment originated during the second quarter of approximately $771 thousand with the average outstanding funded balance of $534 thousand. IN-MARKET, WELL-BALANCED LOAN PORTFOLIO **Does not include purchase accounting. Includes loans held for sale. OFFICE PORTFOLIO: Total office is approximately 7% of the entire portfolio Average LTV of approximately 60% Largest office loan = $7.7 million Approximately 79% of the office portfolio has personal guarantees Typical property types are small office buildings in non-urban markets within the Bank’s footprint *Includes consumer, agriculture, municipal, and other.

ASSET QUALITY

Committed to a quarterly dividend of $0.075 per share of common stock through the merger with GNB Financial in 2020 Capital ratios anticipated to increase with earnings growth trajectory $181.7 million cash & cash equivalents at June 30, 2024 Total available funding of $1.12 billion at June 30, 2024 CAPITAL MANAGEMENT AND LIQUIDITY *Wholesale deposit capacity is calculated as 10% of total deposits, less current outstanding brokered **See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure.

Targeted loan growth between 5% – 10% for 2024, excluding impact of loans held for sale Self-funding loan growth with organic deposit growth, with a targeted loan to deposit ratio between 90% - 95% Net Interest Margin expectation 3.90% - 3.95% for the full year 2024 (assumes no rate cuts in 2024) Goal of 1.15% ROA for 2024 Targeting noninterest expense to average assets of 2.60% - 2.65% Assume effective tax rate of 22% *Except otherwise noted, above assumes completion of New Jersey Branch Sale 2024 OUTLOOK* (Updated July 2024)

Strong alignment with shareholder returns – 33.5% insider ownership Disciplined underwriting & robust enterprise risk management Highly opportunistic M&A strategy with disciplined acquisition criteria Nimble and innovative tech operating platform focused on modular architecture and cloud-based infrastructure Focused organic growth strategy, uniquely positioned in the attractive and coveted mid-Atlantic market (Harrisburg > Philadelphia > Baltimore > D.C. corridor) Seasoned executive team, led by Andrew Samuel, has significant experience and success with building, operating and creating shareholder value in the markets of focus Strong funding franchise coupled with best-in-class loan growth engine implementing a branch-lite model INVESTMENT RATIONALE

THANK YOU!

CONTACT US: NICOLE DAVIS Corporate & Investor Relations Officer IR@linkbancorp.com   |   (717) 803-8895

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NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION